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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ______________


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 ______________



Date of Report (Date of earliest event reported):  January 20, 2000



                               CuraGen Corporation
             (Exact name of registrant as specified in its charter)



    Delaware                       0-23223                      06-1331400
------------------          ---------------------          ---------------------
(State or other                  (Commission                  (IRS Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)


                        555 Long Wharf Drive, 11TH FLOOR
                          New Haven, Connecticut 06511
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: (203) 401-3330
      ------------------------------------------------------------------
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ITEM 5.   OTHER EVENTS.

  On January 20, 2000, the Registrant publicly disseminated a press release announcing its intention to issue $100 million aggregate principal amount of convertible subordinated debentures ($120 million if the over-allotment option is exercised in full). The information contained in such press release is incorporated herein by reference and filed as Exhibit 99.1 hereto. Subsequently, on January 28, 2000, the Registrant publicly disseminated a press release announcing its intention to increase the aggregate principal amount of convertible subordinated debentures to $125 million from $100 million ($150 million if the over-allotment is exercised in full). The information contained in such press release is incorporated herein by reference and filed as Exhibit
99.2 hereto. The Registrant described its business in the Offering Memorandum related to this issuance. Such description of the Registrant's business is incorporated herein by reference and filed as Exhibit 99.3 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

99.1  The Registrant's Press Release dated January 20, 2000.

99.2  The Registrant's Press Release dated January 28, 2000.

99.3 Excerpt of the "Business Section" from the Registrant's Offering Memorandum dated January 27, 2000.
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                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CURAGEN CORPORATION
                                    (Registrant)

Date: January 27, 2000              By: /s/ David M. Wurzer
                                        ---------------------------------------
                                        David M. Wurzer
                                        Executive Vice President, Treasurer and
                                        Chief Financial Officer
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                                  EXHIBIT INDEX
                                  -------------
Exhibit                                                Sequential
Number     Description                                 Page Number
--------   ------------------------------------------  -----------
99.1       The Registrant's Press Release                        5
           dated January 20, 2000.

99.2       The Registrant's Press Release
           dated January 28, 2000.                               6

99.3       Excerpt of the "Business Section" from the            7
           Registrant's Offering Memorandum dated
           January 27, 2000

                                       1